                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              CISCO SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
              N/A
          ---------------------------------------------------------------------

     (5)  Total fee paid:
              N/A
          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                              CISCO SYSTEMS, INC.

                                OCTOBER 7, 1996

TO THE SHAREHOLDERS OF CISCO SYSTEMS, INC.:

     You are invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") which will be held at the Company's headquarters located at 255 W. Tasman Drive, San Jose, California 95134-1706 on Friday, November 15, 1996, at 10:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you do not plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                          John T. Chambers
                                          President and Chief Executive Officer

San Jose, California

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                              CISCO SYSTEMS, INC.
                              170 W. TASMAN DRIVE
                        SAN JOSE, CALIFORNIA 95134-1706

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1996

     The Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") will be held at the Company's headquarters located at 255
W. Tasman Drive, San Jose, California 95134-1706, on Friday, November 15, 1996, at 10:00 a.m. for the following purposes:

          1. To elect nine directors of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve the implementation of the 1996 Stock Incentive Plan;

          3. To approve an amendment to Section 2 of Article III of the Company's Amended and Restated Bylaws to increase the minimum number of directors to seven (7) and the maximum number of directors to thirteen
     (13), with the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders;

          4. To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending July 26, 1997; and

          5. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournment thereof is September 20, 1996. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the meeting, please complete, date, sign, and return the enclosed proxy promptly in the accompanying reply envelope. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Larry R. Carter
                                          Secretary

San Jose, California
October 7, 1996

                              CISCO SYSTEMS, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a California corporation (the "Company"), for the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on November 15, 1996, at the Company's headquarters located at 255 W. Tasman Drive, San Jose, California 95134-1706, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to shareholders on or about October 7, 1996.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 20, 1996, the record date for determination of
shareholders entitled to vote at the Annual Meeting, there were           shares
of Common Stock outstanding. Each shareholder of record on September 20, 1996, is entitled to one vote for each share of Common Stock held by such shareholder on September 20, 1996. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the nine candidates receiving the highest number of affirmative votes will be elected. Proposals 2 and 4 each require for approval (i) the affirmative vote of a majority of those shares present and entitled to vote, and (ii) the affirmative vote of a majority of the required quorum. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Proposal 3, the amendment of the Bylaws, requires for approval the affirmative vote of a majority of the outstanding shares of the Company's Common Stock.

PROXIES

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (proposal 1), and FOR proposals 2, 3, and 4 and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company has retained Corporate Investor Communications, Inc. ("CIC") to act as a proxy solicitor in conjunction with the Annual Meeting. Under the terms of an agreement dated August 13, 1996, the Company has agreed to pay $12,000.00 to CIC for proxy solicitation services plus an additional $3.00 per nobo and registered holder contact as well as reimbursement for reasonable expenses, including freight and courier services. The orginal solicitation of proxies by mail may be supplemented by a soliciation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such servicesx. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The nine (9) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors pursuant to an amendment of the Company's Restated Articles of Incorporation, which amendment became effective in January 1990.

                                                 POSITIONS AND OFFICES HELD
              NOMINEES                                WITH THE COMPANY
- -------------------------------------  ----------------------------------------------
John T. Chambers.....................  President, Chief Executive Officer, and
                                       Director
James F. Gibbons.....................  Director
Edward R. Kozel......................  Chief Technology Officer and Director
Richard M. Moley.....................  Senior Vice President, Wide Area Business Unit
                                       and Director
John P. Morgridge....................  Chairman of the Board
Robert L. Puette.....................  Director
Masayoshi Son........................  Director
Donald T. Valentine..................  Vice Chairman of the Board
Steven M. West.......................  Director

BUSINESS EXPERIENCE OF DIRECTORS

     MR. CHAMBERS, 47, has been a member of the Board of Directors since November 1993. He joined the Company as Senior Vice President in January 1991 and became Executive Vice President in June 1994. Mr. Chambers became President and Chief Executive Officer of the Company as of January 31, 1995. Prior to his services at Cisco, he was with Wang Laboratories for eight years, most recently as Senior Vice President of U.S. Operations. Mr. Chambers currently serves on the Board of Directors for Clarity and Arbor Software.

     DR. GIBBONS, 65, has been a member of the Board of Directors since May 1992. He is a Professor of Electronic Engineering at Stanford University and also Special Consul to the Stanford President for Industrial Relations. He was Dean of the Stanford University School of Engineering from 1984 to 1996. Dr. Gibbons also currently serves on the Board of Directors of Lockheed Martin Corporation, Centigram Corporation, El Paso Natural Gas, Amati Communications Corporation and Raychem Corporation.

     MR. KOZEL, 41, will, assuming election by the Company's shareholders, become a member of the Board of Directors on November 16, 1996. He joined the Company as Director, Program Management in March 1989. In April 1992, he became Director of Field Operations and in February 1993 he became Vice President of

Business Development. Since January 1996, he has been Chief Technology Officer of the Company. Mr. Kozel currently serves on the Board of Directors of Cybercash and NetFRAME Systems.

     MR. MOLEY, 57, has been a member of the Board of Directors since July 1996. He has been Senior Vice President, Wide Area Business Unit since July 1996. Prior to that, he was President, Chief Executive Officer and Chairman of StrataCom, Inc. from June 1986 to July 1996. Mr. Moley currently serves on the Board of Directors of Linear Technology, Inc. and Cidco, Inc.

     MR. MORGRIDGE, 63, joined the Company as President and Chief Executive Officer and was elected to the Board of Directors in October 1988. Mr. Morgridge became Chairman of the Board on January 31, 1995. From 1986 to 1988 he was President and Chief Operating Officer at GRiD Systems, a manufacturer of laptop computer systems. Mr. Morgridge currently serves on the Board of Directors of Polycom, Inc.

     MR. PUETTE, 54, has been a member of the Board of Directors since January 1991. He has been President, Chief Executive Officer and on the Board of Directors of NetFRAME Systems since January 1995 and became Chairman of the Board of Directors in January 1996. He was a consultant from November 1993 to December 1994. Prior to that, he was Senior Vice President of Apple Computer, Inc. and President of Apple USA Division from June 1990 to October 1993. Mr. Puette also currently serves on the Board of Directors of Quality Semiconductor.

     MR. SON, 39, has been a member of the Board of Directors since July 26, 1995. He has been the President and Chief Executive Officer of SOFTBANK Corporation for more than fifteen years.

     MR. VALENTINE, 64, has been a member of the Board of Directors of the Company since December 1987, was elected Chairman of the Board of Directors in December 1988. He became Vice Chairman of the Board on January 31, 1995. He has been a general partner of Sequoia Capital since 1974. Mr. Valentine currently serves as Chairman of the Board of Directors of C-Cube Microsystems, Inc., a semiconductor video compression company, Chairman of the Board of Network Appliance Corporation, a company in the network file server business, and Chairman of the Board of Elantec, a manufacturer of analog integrated circuits.

     MR. WEST, 41, has been a member of the Board of Directors of the Company since April 1996. He has been President and Chief Executive Officer of Hitachi Data System Corporation, a joint venture computer hardware services company owned by Hitachi, Ltd. and EDS, since June 1996. Prior to that, Mr. West was at EDS from 1986 to June of 1996, most recently as President of EDS's Infotainment Business Unit.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended July 28, 1996, the Board of Directors held seven meetings. During this period, each of the directors attended or
participated in more than           of the aggregate of (i) the total number of
meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     The Company has six standing Committees: the Acquisition Committee, the Audit Committee, the Compensation/Stock Option Committee, the Executive Committee, the Nominating Committee, and the Special Stock Option Committee.

     The Acquisition Committee reviews acquisition strategies and candidates with the Company's management and makes recommendations to the Board of
Directors. This Committee held      meetings during the last fiscal year. This
Committee currently consists of Messrs. Valentine, Chambers, Morgridge, and Puette.

     The Audit Committee is responsible for reviewing the Company's financial procedures and controls and for selecting and meeting with the independent accountants. This Committee held four meetings during the last fiscal year. This Committee currently consists of Messrs. Frankel, Puette, and West.

     The Compensation/Stock Option Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the 1987 Stock Option Plan and the proposed 1996 Stock Incentive Plan. This committee held sixteen meetings on matters relating to the approval of stock option grants
and      meetings relating to executive compensation. This Committee currently consists of Messrs. Puette, Frankel, and Gibbons.

     The Executive Committee's duties include anything permitted by law to be performed by the Board of Directors that does not require the full Board. This
Committee held      meetings during the last fiscal year. This Committee
currently consists of Messrs. Morgridge, Chambers, and Valentine.

     The Nominating Committee is responsible for nominating persons for election as Directors of the Company. This Committee has no current plans to consider
nominees recommended by security holders. This Committee held      meetings
during the last fiscal year. This Committee currently consists of Messrs. Chambers, Gibbons, and Puette.

     The Special Stock Option Committee has concurrent authorization with the Compensation/Stock Option Committee to make option grants under the 1987 Stock Option Plan and the proposed 1996 Stock Incentive Plan to eligible individuals other than executive officers of the Company. This committee held meetings during the last fiscal year with respect to the approval of such option grants. This committee currently consists of Messrs. Chambers and Morgridge.

DIRECTOR COMPENSATION

     For fiscal 1996, the non-employee directors (other than the Vice Chairman) were each paid a $12,000 annual retainer fee for serving on the Board, as well as $1,000 for each Board meeting they attended. Effective with the 1997 fiscal year, the annual retainer fee has been increased to $20,000. Directors who are also employees of the Company are eligible to receive options under the Company's 1987 Stock Option Plan and to participate in the Company's 1989 Employee Stock Purchase Plan, the 401(k) Plan, and the Management Incentive Plan. During the 1996 fiscal year, non-employee directors (other than members of the Compensation/Stock Option Plan Committee) were eligible to participate in the Discretionary Option Grant Program in effect under the 1987 Stock Option Plan, and all non-employee directors were eligible to receive periodic option grants under the Automatic Option Grant Program in effect under the 1987 Plan.

     At the Annual Meeting held on November 14, 1995, each of the following non-employee directors re-elected to the Board received an option grant under the Automatic Option Grant Program for 10,000 shares of Common Stock with an exercise price of $40.50 per share: Messrs. Frankel, Gibbons, Puette and Valentine. In addition, Mr. West received an automatic option grant for 20,000 shares on April 21, 1996, when he was first appointed to the Board, with an exercise price of $47.75 per share. The exercise price in effect for each option is equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum term of five (5) years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each 10,000-share grant will vest in two successive equal annual installments upon the optionee's completion of each year of Board service over the two-year period measured from the grant date. The shares subject to the 20,000-share grant made to Mr. West will vest in four (4) successive equal annual installments upon his completion of each year of Board service over the four (4)-year period measured from the grant date. Each option is immediately exercisable for all of the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Lastly, the option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the nominees listed herein.

                                 PROPOSAL NO. 2

          APPROVAL OF IMPLEMENTATION OF THE 1996 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the implementation of the 1996 Stock Incentive Plan (the "1996 Plan") as the successor to the Company's existing 1987 Stock Option Plan (the "Predecessor Plan"). The 1996 Plan will become effective immediately upon such shareholder approval, and all outstanding options under the Predecessor Plan will be transferred to the 1996 Plan at that time. The Predecessor Plan will terminate, and no further option grants or share issuances will be made under the Predecessor Plan. However, all outstanding options under the Predecessor Plan will continue to be governed by the terms and conditions of the existing option agreements for those grants.

     As of September 20, 1996, options for           shares of Common Stock were
outstanding under the Predecessor Plan, and           shares of Common Stock
remained available for future option grants. This existing           share
reserve will be transferred to the 1996 Plan and serve as the initial Common Stock reserve available for issuance under the 1996 Plan.

     The 1996 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members, consultants and other advisors in the service of the Company or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest through their participation in the 1996 Plan.

     The following is a summary of the principal features of the 1996 Plan. A copy of the proposed 1996 Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary located in San Jose, California.

DESCRIPTION OF THE 1996 PLAN

     Structure. The 1996 Plan will consist of two (2) separate equity incentive programs: (i) a Discretionary Option Grant Program under which eligible individuals in the Company's employ or service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and
(ii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants to purchase shares of Common Stock at designated intervals over their period of Board service. The principal features of each program are described below.

     Administration. The Compensation/Stock Option Committee of the Board will serve as the initial Plan Administrator with respect to the Discretionary Option Grant Program. However, one or more additional Board committees may be appointed to administer that program with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation/Stock Option Committee and any other appointed committee acting within the scope of its administrative authority under the 1996 Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of that program, and no Plan Administrator will exercise any discretion with respect to such program.

     Eligibility. Officers and employees, non-employee Board members, and independent consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant Program. Only non-employee Board members will be eligible to participate in the Automatic Option Grant Program.

     As of September 20, 1996, six (6) executive officers, approximately other employees and six (6) non-employee Board members were eligible to participate in the 1996 Plan.

     Share Reserve.  The maximum number of shares of Common Stock reserved for
issuance under the 1996 Plan will initially be limited to the           shares
transferred from the Predecessor Plan. However, this share reserve will automatically be increased each year for three (3) years on the first trading day of fiscal December, beginning with fiscal December 1996 and continuing through fiscal December 1999, by a number of shares equal to four and three quarters percent (4.75%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding fiscal November. The shares issuable under the 1996 Plan may be made available either from the Company's authorized but unissued Common

Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 1996 Plan (including options transferred from the Predecessor Plan) which expire or terminate prior to exercise and any unvested shares reacquired by the Company pursuant to its repurchase rights under the 1996 Plan will be available for subsequent issuance.

     No one participant in the 1996 Plan may receive stock option grants or separately exercisable stock appreciation rights for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the 1996 Plan, the fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing selling price of the Common Stock on
September 20, 1996 was $     per share.

DISCRETIONARY OPTION GRANT PROGRAM

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of nine
(9) years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

     Stock Appreciation Rights. Three types of stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program: (i) tandem rights, which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution; (ii) stand-alone stock appreciation rights not tied to an option grant but with a base price per share equal to the fair market value per share of Common Stock on the grant date; and (iii) limited rights which would become exercisable upon the occurrence of a hostile take-over.

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date.

     The appreciation distribution payable by the Company upon the exercise of a stand-alone stock appreciation right will be equal in amount to the excess of
(i) the fair market value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date. The base price in effect for each stand-alone right may not be less than the fair market value per share of Common Stock on the date that right is granted.

     One or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Plan Administrator, be granted limited stock appreciation rights in connection with their option grants under the Discretionary Option Grant Program. Each option with such a limited stock appreciation right may be surrendered to the Company, to the extent such option is exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 35% of the Company's outstanding voting stock. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price per share.

     Shares subject to stock appreciation rights exercised under the 1996 Plan will not be available for subsequent issuance.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member at or after the 1996 Annual Meeting, whether through election by the shareholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 20,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, on the date of each Annual Meeting, beginning with the 1996 Annual Meeting, each individual re-elected to serve as a non-employee Board member will automatically be granted at that meeting a stock option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 10,000 share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 10,000-share option grants.

     Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

     - The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

     - Each option will have a maximum term equal to the lesser of (i) nine (9) years measured from the grant date or (ii) twelve (12) months following termination of Board service.

     - Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

     - The shares subject to each initial 20,000 share grant will vest in four
       (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date. The shares subject to each annual 10,000 share grant will vest in two (2) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

     - The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale; (ii) the successful completion of a hostile tender offer for more than thirty five percent (35%) of the outstanding voting securities; or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership.

     - Upon the successful completion of a hostile tender offer for securities possessing more than thirty five percent (35)% of the total combined voting power of the Company's outstanding voting securities, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable per share.

GENERAL PROVISIONS

     Vesting Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, except to the extent that option is assumed or replaced by the successor corporation. In addition, the Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a hostile change in control of the Company (whether by successful tender offer for more than 35% of the outstanding voting stock or by proxy contest for the election of Board members). Each option outstanding under the Automatic Option Grant Program will automatically vest in full in the event of an acquisition of the Company by merger or asset sale or a hostile change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1996 Plan through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

     Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1996 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights under the 1996 Plan per calendar year,
(iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the 1996 Plan on both an aggregate and a per-participant basis.

     Special Tax Election

     The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of Common Stock in satisfaction of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1996 Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

     Unless sooner terminated by the Board, the 1996 Plan will in all events terminate on December 31, 2006. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Predecessor Plan

     All outstanding options under the Predecessor 1987 Option Plan which are transferred to the 1996 Plan will continue to be governed solely by the terms of the documents evidencing such options, and no provision of the 1996 Plan will affect or otherwise modify the rights or obligations of the holders of those transferred options with respect to their acquisition of shares of Common Stock. However, the Plan Administrator will have complete discretion to extend one or more provisions of the 1996 Plan to the transferred options to the extent those options do not otherwise contain such provisions.

OPTION GRANTS

     For each of the executive officers named in the Summary Compensation Table and the various indicated groups, the table below shows (i) the number of shares of Common Stock subject to options granted under the predecessor 1987 Stock Option Plan during the period from July 31, 1995 to July 28, 1996 and (ii) the weighted average exercise price payable per share under such options.

                                                                         WEIGHTED AVERAGE
                                                          NUMBER OF       EXERCISE PRICE
                                                            OPTION              OF
                       NAME AND POSITION                    SHARES       GRANTED OPTIONS
        ------------------------------------------------  ----------     ----------------
        John T. Chambers................................     700,000         $33.3125
          President and Chief Executive Officer
        Donald A. LeBeau................................     110,000         $52.2500
          Senior Vice President, Worldwide Operations
        Larry R. Carter.................................     110,000         $52.2500
          Vice President, Finance and Administration,
          Chief Financial Officer, and Secretary
        Frank J. Marshall...............................     100,000         $51.1250
          Vice President/General Manager Core Products
          Business Unit
        Carl Redfield...................................      85,000         $52.2500
          Vice President, Manufacturing and Logistics
        All current executive officers as a group
          (6 persons)...................................   1,215,000         $41.2469
        All current directors (other than executive
          officers)
          as a group (7 persons)........................     200,000         $36.5063
        All employees, including current officers who
          are not executive officers, as a group (8,253
          persons)......................................  19,519,362         $42.5900

NEW PLAN BENEFITS

     No option grants will be made under the 1996 Plan prior to shareholder approval of the 1996 Plan at the Annual Meeting. If such shareholder approval is obtained, then each of the following individuals re-elected as non-employee Board members at the Annual Meeting will receive at that time an option grant for 10,000 shares of Common Stock under the Automatic Option Grant Program to be in effect under the 1996 Plan: Messrs. Gibbons, Puette, Son, West and Valentine. Each of these automatic grants will have an exercise price per share equal to the closing selling price per share of Common Stock on the grant date.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

     Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and
     (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the option exercise date over
     (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

          Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
     (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
     Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHT

     No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants at 100% of fair market value will generally not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options is a factor used in determining the Company's earnings per share.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1996 Meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the 1996 Plan. If such approval is obtained, then the 1996 Plan will become effective immediately. Should such stockholder approval not be obtained, then the 1996 Plan will not be implemented, and the Predecessor Plan will remain in effect, and options will continue to be granted under that plan, until the existing reserve of Common Stock available for issuance under the Predecessor Plan has been issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the approval of the implementation of the 1996 Plan. The Board believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company's officers, employees, non-employee Board members, and consultants which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

                                 PROPOSAL NO. 3

                        APPROVAL OF AMENDMENT TO BYLAWS
              TO INCREASE MINIMUM AND MAXIMUM NUMBER OF DIRECTORS

GENERAL

     Section 2 of Article III of the Company's Amended and Restated Bylaws (the "Bylaws") currently provides that the authorized number of directors shall be a minimum of five and a maximum of nine. The Board of Directors has adopted, subject to shareholder approval, an amendment to the Bylaws that would increase the specified limits of the authorized number of directors to a minimum of seven and a maximum of thirteen, with the exact number of directors to be fixed at nine until changed within the new limits by the Company's shareholders or the Board of Directors.

     The Board of Directors believes that this proposed Bylaw amendment will enable the Board to take timely advantage of the availability of well-qualified candidates for appointment to the Board, in particular, candidates from outside the Company whose skills and experience will benefit the Company. Accordingly, it is proposed that Section 2 of Article III of the Bylaws of the Company be amended to read as follows:

     "Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The number of authorized directors shall be not less than seven (7) nor more than thirteen
(13), the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders."

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the amendment of Section 2 of
Article III to the Bylaws.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the approval of the amendment to the Company's Bylaws.

                                 PROPOSAL NO. 4

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the shareholders to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending July 26, 1997. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1996 Meeting, together with the affirmative vote of a majority of the required quorum, is required to ratify the selection of Coopers & Lybrand L.L.P.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

     Coopers & Lybrand L.L.P. has audited the Company's financial statements annually since fiscal 1988. Its representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 26, 1997.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of July 28, 1996 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current officers and directors as a group as of July 28, 1996:

                                                                      NUMBER
                                                                    OF SHARES
                                                                   BENEFICIALLY      PERCENT
                                NAME                                 OWNED(1)       OWNED(2)
    -------------------------------------------------------------  ------------     ---------
    Larry R. Carter(3)...........................................       122,858           *
    John T. Chambers.............................................       764,916           *
    Michael S. Frankel...........................................        40,000           *
    James F. Gibbons.............................................       120,000           *
    Edward R. Kozel..............................................       254,174           *
    Donald A. LeBeau.............................................       183,960           *
    Frank J. Marshall............................................       476,250           *
    Richard M. Moley.............................................     2,388,268           *
    John P. Morgridge(4).........................................    10,072,865        1.55
    Robert L. Puette.............................................        40,000           *
    Carl Redfield................................................       239,722           *
    Masayoshi Son................................................        40,000           *
    Donald T. Valentine(5).......................................       350,247           *
    Steven M. West...............................................        20,000           *
    All current officers and directors
      as a group (13 persons)(6).................................    12,724,992        1.95

- ---------------
 *  Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after July 28, 1996, including, but not limited to, upon the exercise of an option.

(2) Percentage of beneficial ownership is based upon 649,284,817 shares of Common Stock, all of which were outstanding on July 28, 1996. For each individual, this percentage includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days of July 28, 1996, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934. Based upon a review of 13G filings made with the Securities and Exchange Commission during 1996, there were no 5% shareholders.

(3) Includes 3,066 shares held by the Carter Rev. Trust dated October 18, 1994.

(4) Includes 9,508,710 shares held by John P. Morgridge and Tashia F. Morgridge as Trustees of the Morgridge Family Trust (UTA DTD 6/30/88). Includes 20,320 shares held by Tashia F. Morgridge. Includes 50,000 shares held in the Morgridge Family Foundation.

(5) Includes 191,080 shares held by the Donald T. Valentine Family Trust Under Agreement dated April 29, 1967.

(6) Includes outstanding options to purchase 2,502,298 shares of Common Stock held by six (6) officers and seven (7) directors of the Company to the extent such options are either currently exercisable or will become exercisable within 60 days after July 28, 1996. See Note 2 with respect to shares that have been included herein.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1996 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 1996 fiscal year, the Company believes that there has been compliance with all
Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year, except that Mr. Morgridge filed a late Form 4 with respect to the shares of the Company's Common Stock acquired, in exchange for shares of StrataCom, Inc. held by him for more than six months, in connection with the Company's acquisition of StrataCom, Inc.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer, reviews the design, administration, and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate, and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of overall financial results, individual contributions, and a measure of customer satisfaction. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of the Peer Companies and other selected companies with whom the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and the Peer Companies' performance, and based on individual contributions and a measure of customer satisfaction.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term equity-based incentive awards.

     The Committee determines executive officers' compensation levels with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies (the "Peer Companies"). A significant number of the Peer Companies are listed in the Hambrecht & Quist Technology Index which is included in the Performance Graph for this Proxy Statement. Certain companies not included in this Index were considered Peer Companies because the Company competes for executive talent with those firms. However, some organizations in the Hambrecht & Quist Technology Index were excluded from the Peer Companies list because they were not considered competitors for executive talent or because compensation information was not available.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives, and total cash compensation. In addition, the Peer Companies' practices concerning stock option grants were reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies. The Company's policy is to target base salary levels between the 25th and 50th percentile of compensation practices at the Peer Companies.

     Variable Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year, a range for the executive's contribution, and a measure of customer satisfaction. The incentive plan requires a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the new fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies. In fiscal 1996, the Company exceeded its performance targets. Awards paid reflected these results plus individual accomplishments of both corporate and functional objectives and a component of customer satisfaction.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     During fiscal 1996, the Committee made option grants to Messrs. Carter, Chambers, Kozel, LeBeau, Marshall and Redfield under the 1987 Stock Option Plan. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Specifically, the option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Chambers was established by the Committee on August 1, 1995, for the period July 31, 1995 to July 28, 1996. The Committee's decision was based on Mr. Chambers' personal performance of his duties and on salary levels paid to chief executive officers of the Peer Companies, but set below the 25th percentile of the surveyed data.

     Mr. Chambers' 1996 fiscal year incentive compensation was based on the actual financial performance of the Company relative to corporate objectives and a measure of customer satisfaction. Mr. Chambers' incentive compensation provided no dollar guarantees. His bonus award was based on the incentive plan used for all executive officers. The option grant made to Mr. Chambers was based upon his performance and leadership with the Company. The grant placed a significant portion of his total compensation at risk, since the options' value depends on the appreciation of the Company's common stock over the option term.

     Compliance with Internal Revenue Code Section 162(m).  As a result of
Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one (1) million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting, the Company obtained shareholder approval for certain amendments to the Company's 1987 Stock Option Plan which were designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan would qualify as performance-based compensation.

     The cash compensation paid to the Company's executive officers during fiscal 1996 did not exceed the one (1) million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 1997 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one (1) million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one (1) million dollar level.

                      COMPENSATION/STOCK OPTION COMMITTEE

                           Robert L. Puette, Chairman
                                James F. Gibbons
                               Michael S. Frankel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation/Stock Option Committee of the Company's Board of Directors are as named above in the Compensation/Stock Option Committee Report. No member of the Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of the Company.

     Mr. Puette, the Chairman of the Compensation/Stock Option Committee, is the President, Chief Executive Officer and member of the Board of Directors of NetFRAME Systems ("NetFRAME"), and Mr. Kozel, an executive officer of the Company, is also a member of the NetFRAME Board. No other executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation/Stock Option Committee.

STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on July 28, 1991, along with the composite prices of companies listed in the S&P 500 and the Hambrecht & Quist Technology Index.

                                                                   Hambrecht &
      Measurement Period             Cisco                           Quist
    (Fiscal Year Covered)         Systems, Inc.     S & P 500      Technology
7/28/91                          100               100              100
7/26/92                          283               108              112
7/25/93                          577               117              132
7/31/94                          459               120              141
7/30/95                          1225              148              250
7/28/96                          2244              167              244

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation/Stock Option Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.
- ---------------
Notes

(1) The Company's fiscal year ended on July 28, 1996.

(2) No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the 1996 fiscal year were in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                        ANNUAL COMPENSATION                             AWARDS       ALL OTHER
                                   -----------------------------    OTHER ANNUAL     ------------   COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR    SALARY($) BONUS($)(2)   COMPENSATION(3)   OPTIONS (#)       ($)(1)
- ---------------------------------  -----   --------  -----------   ---------------   ------------   ------------
John T. Chambers.................   1996    249,824    368,952               0          700,000         1,500
President, CEO, Director            1995    230,468    163,806               0          400,000         1,500
                                    1994    202,987    142,548               0          260,000         2,000
Donald A. LeBeau.................   1996    233,236    281,044               0          110,000         1,500
Senior Vice President,              1995    198,203    147,520               0          350,000             0
Worldwide Operations                1994    171,913    118,556         128,467                0             0
Larry R. Carter..................   1996    229,335    265,198               0          110,000         1,500
Vice President, Finance             1995    100,006     65,157         180,000          550,000         1,500
and Administration, Chief           1994        N/A        N/A             N/A              N/A           N/A
Financial Officer, and Secretary
Frank J. Marshall................   1996    225,413    264,912               0          100,000         1,500
Vice President/General              1995    198,374    123,085               0          180,000         1,500
Manager Core Products Business      1994    182,516    124,648               0                0         1,000
Unit
Carl Redfield....................   1996    194,213    217,626               0           85,000         1,500
Vice President,                     1995    158,547    101,132               0          200,000         1,500
Manufacturing & Logistics           1994    134,242     93,901          80,000          400,000         1,000

- ---------------
(1) Represents the matching contribution which the Company made on behalf of each Named Officer to the Company's 401(k) Plan.

(2) The amounts shown under the Bonus column represent cash bonuses earned for the indicated fiscal years.

(3) Represents $128,467 in relocation payments for Mr. LeBeau, $180,000 hire-on bonus for Mr. Carter, and $80,000 in relocation payments for Mr. Redfield.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1996 fiscal year under the Company's 1987 Stock Option Plan to the Named Officers. No stock appreciation rights were granted to the Named Officers during the fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                           -----------------------------------------------      POTENTIAL REALIZABLE
                           NUMBER OF   % OF TOTAL                             VALUE OF ASSUMED ANNUAL
                           SECURITIES   OPTIONS                                    RATES OF STOCK
                           UNDERLYING  GRANTED TO                                PRICE APPRECIATION
                            OPTIONS    EMPLOYEES    EXERCISE                     FOR OPTION TERM(2)
                            GRANTED    IN FISCAL      PRICE     EXPIRATION    ------------------------
          NAME                (1)         YEAR      ($/SHARE)      DATE         5%($)        10%($)
- -------------------------  ---------   ----------   ---------   ----------    ----------   -----------
John T. Chambers.........   500,000      2.3968      31.0625      8/15/04      8,562,816    21,090,625
                            200,000       .9587      38.9375      1/22/05      4,293,468    10,575,018
Donald A. LeBeau.........   110,000       .5273      52.2500      5/06/05      3,168,759     7,804,804
Larry R. Carter..........   110,000       .5273      52.2500      5/06/05      3,168,759     7,804,804
Frank J. Marshall........    30,000       .1438      48.5000      3/18/05        802,183     1,975,814
                             70,000       .3355      52.2500      5/06/05      2,016,483     4,966,694
Carl Redfield............    85,000       .4074      52.2500      5/06/05      2,448,586     6,030,985

- ---------------
(1) Options were granted on August 16, 1995, January 23, 1996, March 19, 1996, and May 7, 1996, and have a maximum term of 9 years measured from the applicable grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Each option will become exercisable for 25% of the option shares upon the completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal monthly installments over the next 36 months of service thereafter. However, the option will immediately become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity.

(2) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 9-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during the 1996 fiscal year and the unexercised options held by them as of the end of such year. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                           NUMBER OF                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            SHARES         VALUE       OPTIONS AT JULY 28, 1996       AT JULY 28, 1996($)(1)
                          ACQUIRED ON    REALIZED     ---------------------------   ---------------------------
          NAME             EXERCISE       ($)(2)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ------------------------  -----------   -----------   -----------   -------------   -----------   -------------
John T. Chambers........    883,332     $32,593,537     306,666       1,053,334     $11,170,392    $ 25,319,608
Donald A. LeBeau........    350,000     $12,404,285     169,376         317,292     $ 6,752,326    $  7,343,568
Larry R. Carter.........    100,000     $ 2,785,000      96,875         463,125     $ 3,208,008    $ 11,913,867
Frank J. Marshall.......    600,000     $27,878,720     468,750         211,250     $21,009,847    $  3,870,133
Carl Redfield...........     90,000     $ 3,290,625     210,250         324,750     $ 7,860,942    $  8,728,433

- ---------------
(1) Based upon the market price of $51.375 per share, which was the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 1996 fiscal year less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Company's executive officers have employment, change in control, or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August 1993, the Company loaned Donald A. LeBeau, Senior Vice President, Worldwide Operations of the Company, $400,000. The loan is due in full on August 9, 1997. The loan is interest free and is collateralized by a deed of trust on real property.

     In February 1994, the Company loaned Carl Redfield, Vice President of Manufacturing of the Company, $200,000. The loan is due in full on March 1, 1998. The loan is interest free and is collateralized by a deed of trust on real property.

     In February 1995, the Company loaned Larry R. Carter, Vice President, Finance and Administration, Chief Financial Officer, and Secretary, $400,000 as part of the sign-on incentive package to induce him to join the Company's employ. The loan is due in full on February 13, 1999. The loan is interest free and is collateralized by a deed of trust on real property.

                 SHAREHOLDER PROPOSALS FOR 1997 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's annual meeting of shareholders to be held in 1997 must be received by the Company no later than June 9, 1997 in order to be included in the proxy statement and related proxy materials.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CISCO SYSTEMS, INC., 170 W. TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          --------------------------------------
                                          Larry R. Carter
                                          Secretary

                               CISCO SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


         I.       PURPOSE OF THE PLAN

         This 1996 Stock Incentive Plan is intended to promote the interests of Cisco Systems, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.      STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into two separate equity programs:

                           -        the Discretionary Option Grant Program under
which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                           -        the Automatic Option Grant Program under
which eligible non- employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

         III.     ADMINISTRATION OF THE PLAN

                  A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to
Section 16 Insiders.

                  B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that Program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that Program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program, and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option or stock issuance thereunder.

                                       2.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that Program.

         IV.      ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                           (i)      Employees,

                           (ii)     non-employee members of the Board or the
board of directors of any Parent or Subsidiary, and

                           (iii)    consultants and other independent advisors
who provide services to the Corporation (or any Parent or Subsidiary).


                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

                                       3.

                  C. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        V.        STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not
exceed        shares. Such initial share reserve shall consist entirely of the number of shares of Common Stock which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the
Corporation's shareholders, including (i)         shares of Common Stock
subject to outstanding options and (ii)         additional shares of Common
Stock otherwise available for future option grants under the Predecessor Plan.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of fiscal December each calendar year, beginning with fiscal December 1996 and continuing through fiscal December 1999, by a number of shares equal to four and three-quarters percent (4.75%) of the total number of shares of

                                       4.

Common Stock outstanding on the last trading day in the immediately preceding fiscal November. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. No one person participating in the Plan may receive stock options or separately exercisable stock appreciation rights for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.

                  D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

                  E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights in the aggregate under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the

                                       5.

Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       6.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


         I.       OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A.       EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                           (i)      cash or check made payable to the
Corporation,

                           (ii)     shares of Common Stock held for the
requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (iii)    to the extent the option is exercised for
vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                       7.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of nine
(9) years measured from the option grant date.

         C.       EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                           (i)      Any option outstanding at the time of the
Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                           (ii)     Any option exercisable in whole or in part
by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                           (iii)    Should the Optionee's Service be terminated
for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                           (iv)     During the applicable post-Service exercise
period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

         2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                       8.

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         D. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                                       9.

         II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. ELIGIBILITY. Incentive Options may only be granted to Employees.

                  B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations

                                       10.

imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights under the Plan per calendar year.

                  E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.


                                       11.

                  F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

                  B. Three types of stock appreciation rights shall be authorized for issuance under the Plan: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and (iii) limited stock appreciation rights ("Limited Rights").

                  C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                           1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the

                                       12.

         excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                           2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                           3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than nine (9) years after the date of the option grant.

         D. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:

                           1.       One or more individuals eligible to
         participate in the Discretionary Option Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Option Grant Program. The Stand-alone Right shall cover a specified number of underlying shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                           2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the

                                       13.

         Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

                           3.       The distribution with respect to an
         exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

         E. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                           1. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                           2. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                           3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                  F. The shares of Common Stock underlying any stock appreciation rights exercised under this Section IV shall NOT be available for subsequent issuance under the Plan.

                                       14.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

        I.        OPTION TERMS

                  A. GRANT DATES. Option grants shall be made on the dates specified below:

                           1.       Each individual who is first elected or
appointed as a non- employee Board member on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                           2.       On the date of each Annual Shareholders
Meeting, beginning on the Plan Effective Date, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                  B.       EXERCISE PRICE.

                           1.       The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall be payable in one
or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. OPTION TERM. Each option shall have a maximum term equal to the lesser of (i) nine (9) years measured from the option grant date or
(ii) twelve (12) months following termination of Board service.

                                       15.

                  D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 20,000-share grant shall vest, and the Corporation's repurchase right shall lapse in four (4) successive equal annual installments over the Optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date. Each annual 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal annual installments over the optionee's period of Board service measured from the automatic grant date.

                  E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee upon his or her cessation of Board service:

                           (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully- vested shares of Common Stock.

                           (iv)     In no event shall the option remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                                       16.

       II.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-
                  OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. This provision of the Automatic Option Grant Program shall constitute advance approval by the Board of any subsequent surrender of the option in accordance with the provisions of this Section II.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                                       17.

                  E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III.        REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                       18.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

        I.        FINANCING

         The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.

       II.        TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Option Gran Program with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                           Stock Withholding: The election to have the
                  Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                       19.

                           Stock Delivery: The election to deliver to the
                  Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III.        EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan and each of the equity incentive programs thereunder shall become effective immediately upon the approval of the Corporation's shareholders at the 1996 Annual Meeting. Options may be granted under the Plan at any time on or after the date of such shareholder approval. If such shareholder approval is not obtained, then this Plan shall not become effective, and no options shall be granted and no shares shall be issued under the Plan.

                   B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after this Plan is approved by the shareholders at the 1996 Annual Meeting. All options outstanding under the Predecessor Plan at the time of such shareholder approval shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest of (i) December 31, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

                                       20.

       IV.        AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require shareholder approval in accordance with applicable laws and regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under that program shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.        USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       VI.        REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                                       21.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VII.        NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                       22.

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

                  B. BOARD shall mean the Corporation's Board of Directors.

                  C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                           (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

                           (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                  D. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  E. COMMON STOCK shall mean the Corporation's common stock.

                  F. CORPORATE TRANSACTION shall mean either of the following shareholder- approved transactions to which the Corporation is a party:

                                      A-1.

                           (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                  G. CORPORATION shall mean Cisco Systems, Inc., a California corporation, and its successors.

                  H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

                  I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

                  J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                      A-2.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         M. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

         N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

         P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

                                      A-3.

The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

         Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         U. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         V. PLAN shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

         W. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                                      A-4.

         X. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1987 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

         Y. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

         Z. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

         AA.      SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AB.      SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AC.      STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AD.      SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                      A-5.

         AE.      TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AF.      TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AG.      10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                      A-6.

                           AMENDED AND RESTATED BYLAWS
                                       OF
                               CISCO SYSTEMS, INC.
                 (AS AMENDED MARCH 10, 1985, DECEMBER 10, 1987,
                     OCTOBER 11, 1988 AND DECEMBER 20, 1989)

                               ARTICLE I - OFFICES

         Section 1. The principal executive offices of cisco Systems, Inc. (the "Corporation") shall be at such place inside or outside the State of California as the Board of Directors may determine from time to time.

         Section 2. The Corporation may also have offices at such other places as the Board of Directors may from time to time designate, or as the business of the Corporation may require.

                       ARTICLE II - SHAREHOLDERS' MEETINGS

         Section 1. Annual Meetings. The annual meeting of the shareholders of the Corporation for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held each year on the second Tuesday in December at 10:00 a.m. at the principal office of the Corporation, or at such other time and place as may be determined by the Board of Directors, if not a legal holiday, and if a legal holiday, then on the next succeeding business day at the same hour and place. If the annual meeting of the shareholders be not held as herein prescribed, the election of directors may be held at any meeting thereafter called pursuant to these Bylaws.

         Section 2. Special Meetings. Special meetings of the shareholders, for any purpose whatsoever, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the President, or by the Board of Directors, or by one or more shareholders holding not less than ten percent (10%) of the voting power of the Corporation.
         Section 3. Place. All meetings of the shareholders shall be at any place within or without the State of California designated either by the Board of Directors or by written consent of the holders of a majority of the shares entitled to vote thereat, given either before or after the meeting. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.
         Section 4. Notice. Notice of meetings of the shareholders of the Corporation shall be given in writing to each shareholder entitled to vote, either personally or by first-class mail (unless the Corporation has 500 or more shareholders determined as provided by the California Corporations Code on the record date for the meeting, in which case notice may be sent by third-class mail) or other means of written communication, charges prepaid, addressed to the shareholder at his address appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. Notice of any such meeting of shareholders shall be sent to each shareholder entitled thereto not less than ten (10) days (or, if

                                       2.

sent by third-class mail, 30 days) nor more than 60 days before the meeting. Said notice shall state the place, date and hour of the meeting and, (1) in the case of special meetings, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of annual meetings, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to
Section 601(f) of the California Corporations Code any proper matter may be presented at the meeting for shareholder action, and (3) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the mailing of the notice to be presented by management for election.
                  Section 5. Adjourned Meetings. Any shareholders' meeting may be adjourned from time to time by the vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy. Notice of any adjourned meeting need not be given unless a meeting is adjourned for forty-five
(45) days or more from the date set for the original meeting.
                  Section 6. Quorum. The presence in person or by proxy of the persons entitled to vote a majority of the shares entitled to vote at any meeting constitutes a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough

                                       3.

shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.
                  In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but no other business may be transacted, except as provided above.
                  Section 7. Consent to Shareholder Action. Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that (1) unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous written consent shall be given as required by the California Corporations Code, and (2) directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.
                  Any written consent may be revoked by a writing received by the Secretary of the Corporation prior to the time

                                       4.

that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.
                  Section 8. Waiver of Notice. The transactions of any meeting of shareholders, however called and noticed, and whenever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
                  Section 9. Voting. The voting at all meetings of shareholders need not be by ballot, but any qualified shareholder before the voting begins may demand a stock vote whereupon such stock vote shall be taken by ballot, each of which shall state the name of the shareholder voting and the number of shares voted by such shareholder, and if such ballot be cast by a proxy, it shall also state the name of such proxy.
                  At any meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person, or by proxy appointed in a writing subscribed by such shareholder and bearing a date not more than eleven
(11) months prior to said meeting, unless the writing states that it is irrevocable and satisfies Section 705(e) of the California Corporations Code, in

                                       5.

which event it is irrevocable for the period specified in said writing and said
Section 705(e).
                  Section 10. Record Dates. In the event the Board of Directors fixes a day for the determination of shareholders of record entitled to vote as provided in Section 1 of Article V of these Bylaws, then, subject to the provisions of the General Corporation Law of the State of California, only persons in whose name shares entitled to vote stand on the stock records of the Corporation at the close of business on such day shall be entitled to vote.
                  If no record date is fixed:
                  The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;
                  The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is given; and
                  The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating

                                       6.

thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.
                  A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days.

                        ARTICLE III - BOARD OF DIRECTORS
         Section 1. Powers. Subject to any limitations in the Restated Articles of Incorporation or these Amended and Restated Bylaws and to any provision of the California Corporations Code requiring shareholder authorization or approval for a particular action, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by, or under the direction of, the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised, under the ultimate direction of the Board of Directors.
         Section 2. Number and Qualification of Directors.
         So long as this Corporation has two (2) or less shareholders, the authorized number of directors of this Corporation shall be two (2). At such time as this Corporation

                                       7.

has three (3) or more shareholders, the authorized number of directors of this Corporation shall be not less than five (5) nor more than nine (9), the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders.(1)
                  Directors shall hold office until the next annual meeting of shareholders and until their respective successors are elected. If any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Directors need not be shareholders.
                  Section 3. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw provision immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide for other regular meetings from time to time by resolution.
                  Section 4.  Special Meetings.  Special meetings of the
Board of Directors may be called at any time by the Chairman of the Board, or the President or any Vice President, or the
Secretary or any two (2) directors.  Written notice of the time and place of all special meetings of the Board of Directors shall be delivered personally or by telephone or telegraph to each
- --------
(1) As amended March 10, 1985, December 10, 1987, October 11, 1988 and December 20, 1989.

                                       8.

director at least forty-eight (48) hours before the meeting, or sent to each director by first-class mail, postage prepaid, at least four (4) days before the meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to such director.
         Section 5. Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the State of California, which has been designated in the notice, or if not stated in the notice or there is no notice, the principal executive office of the Corporation or as designated by the resolution duly adopted by the Board of Directors.
         Section 6. Participation by Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.
         Section 7. Quorum. A quorum at all meetings of the Board of Directors shall be a majority of the authorized directors. In the absence of a quorum a majority of the directors present may adjourn any meeting to another time and place. If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall

                                       9.

be given prior to the time of the reconvened meeting to the directors who were not present at the time of adjournment.
         Section 8. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.
         Section 9. Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
         Section 10. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent

                                       10.

shall have the same force and effect as a unanimous vote of such directors.
         Section 11. Removal. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.
         The entire Board of Directors or any individual director may be removed from office without cause by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.
         In the event an office of a director is so declared vacant or in case the Board or any one or more directors be so removed, new directors may be elected at the same meeting.
         Section 12. Resignations. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the

                                       11.

effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.
         Section 13. Vacancies. Except for a vacancy created by the removal of a director, all vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual, regular or special meeting of the shareholders. Vacancies created by the removal of a director may be filled only by approval of the shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote.
         Section 14. Compensation. No stated salary shall be paid directors, as such, for their services, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                       12.

         Section 15. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors in the management of the business and affairs of the Corporation, except with respect to (a) the approval of any action requiring shareholders' approval or approval of the outstanding shares, (b) the filling of vacancies on the Board or any committee, (c) the fixing of compensation of directors for serving on the Board or a committee, (d) the adoption, amendment or repeal of Bylaws, (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable, (f) a distribution to shareholders, except at a rate or in a periodic amount or within a price range determined by the Board, and (g) the appointment of other committees of the Board or the members thereof.

                                       13.

                              ARTICLE IV - OFFICERS

         Section 1. Number and Term. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Chief Financial Officer, all of which shall be chosen by the Board of Directors. The Corporation may also have a Chairman of the Board who shall be chosen by the Board of Directors. In addition, the Board of Directors may appoint such other officers as may be deemed expedient for the proper conduct of the business of the Corporation, each of whom shall have such authority and perform such duties as the Board of Directors may from time to time determine. The officers to be appointed by the Board of Directors shall be chosen annually at the regular meeting of the Board of Directors held after the annual meeting of shareholders and shall serve at the pleasure of the Board of Directors. If officers are not chosen at such meeting of the Board of Directors, they shall be chosen as soon thereafter as shall be convenient. Each officer shall hold office until his successor shall have been duly chosen or until his removal or resignation.
         Section 2. Inability to Act. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

                                       14.

         Section 3. Removal and Resignation. Any officer chosen by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of all the members of the Board of Directors.
         Any officer chosen by the Board of Directors may resign at any time by giving written notice of said resignation to the Corporation. Unless a different time is specified therein, such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors.
         Section 4. Vacancies. A vacancy in any office because of any cause may be filled by the Board of Directors for the unexpired portion of the term.
         Section 5. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board.
         Section 6. President. The President shall be the general manager and chief executive officer of the Corporation, subject to the control of the Board of Directors, and as such shall preside at all meetings of shareholders, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and shareholders, and shall perform all

                                       15.

such other duties as are incident to such office or are properly required by the Board of Directors.

         Section 7. Vice President. In the absence of the President, or in the event of such officer's death, disability or refusal to act, the Vice President, or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their selection, or in the absence of any such designation, then in the order of their selection, shall perform the duties of President, and when so acting, shall have all the powers and be subject to all restrictions upon the President. Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

         Section 8. Secretary. The Secretary shall see that notices for all meetings are given in accordance with the provisions of these Bylaws and as required by law, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to such office, or as are properly required by the President or by the Board of Directors.

         The Assistant Secretary or the Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, or in the event of such officer's refusal to act, perform the duties and exercise the powers and

                                       16.

discharge such duties as may be assigned from time to time by the President or by the Board of Directors.
         Section 9. Chief Financial Officer. The Chief Financial Officer may also be designated by the alternate title of "Treasurer." The Chief Financial Officer shall have custody of all moneys and securities of the Corporation and shall keep regular books of account. Such officer shall disburse the funds of the Corporation in payment of the just demands against the Corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of such officer, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation. Such officer shall perform all duties incident to such office or which are properly required by the President or by the Board of Directors.
         The Assistant Chief Financial Officer or the Assistant Chief Financial Officers, in the order of their seniority, shall, in the absence or disability of the Chief Financial Officer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.
         Section 10. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no

                                       17.

officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the Corporation.
         Section 11. Officers Holding More than One Office. Any two or more offices may be held by the same person.
         Section 12. Approval of Loans to Directors and Officers. The Corporation may, upon the approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any director or officer of the Corporation or its parent or subsidiary, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (i) the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the Corporation, (ii) the Corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the California Corporations Code) on the date of approval by the Board of Directors, and (iii) the approval of the Board of Directors is by a vote sufficient without counting the vote of any interested director or directors.(2)
                            ARTICLE V - MISCELLANEOUS
         Section 1. Record Date and Closing of Stock Books. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to

- --------

(2) As amended December 20, 1989.

                                       18.

receive payment of any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any other lawful action. The record date so fixed shall not be more than sixty (60) nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.
         The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.
         Section 2. Certificates. Certificates of stock shall be issued in numerical order and each shareholder shall be entitled to a certificate signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying to the number of shares owned by such shareholder. Any or all of the signatures on the certificate may be facsimile. Prior to the due presentment for

                                       19.

registration of transfer in the stock transfer book of the Corporation, the registered owner shall be treated as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, except as expressly provided otherwise by the laws of the State of California.
         Section 3. Representation of Shares in Other Corporations. Shares of other corporations standing in the name of this Corporation may be voted or represented and all incidents thereto may be exercised on behalf of the Corporation by the Chairman of the Board, the President or any Vice President and the Chief Financial Officer or the Secretary or an Assistant Secretary.
         Section 4. Fiscal Year. The fiscal year of the Corporation shall end on the last day of July.
         Section 5. Annual Reports. The Annual Report to shareholders, described in the California Corporations Code, is expressly waived and dispensed with.
         Section 6. Amendments. Bylaws may be adopted, amended, or repealed by the vote or the written consent of shareholders entitled to exercise a majority of the voting power of the Corporation. Subject to the right of shareholders to adopt, amend, or repeal Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors, except that a Bylaw amendment thereof changing the authorized number of directors may

                                       20.

be adopted by the Board of Directors only if these Bylaws permit an indefinite number of directors and the Bylaw or amendment thereof adopted by the Board of Directors changes the authorized number of directors within the limits specified in these Bylaws.

         Section 7. Indemnification of Corporate Agents.

      (a) The Corporation shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person by reason of such person's having been made or having threatened to be made a party to a proceeding to the fullest extent permissible by the provisions of Section 317 of the California Corporations Code. The terms "agent," "proceeding" and "expenses" made in this Section 7 shall have the same meaning as such terms in said Section 317.

      (b) Expenses reasonably incurred by an agent of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was an agent of the Corporation (or was serving at the Corporation's request as a director or officer of another Corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of California.


                                       21.

      (c) Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to an agent who is party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by such agent, wrongful disclosure of confidential information, or any other willful and deliberate breach in bad faith of such agent's duty to the Corporation or its stockholders.(3)

- --------
(3) As amended and restated December 10, 1987 and December 20,
1989.

                                       22.

                                 CERTIFICATE OF
                           AMENDMENT TO THE BYLAWS OF
                               CISCO SYSTEMS, INC.

         The undersigned, Secretary of Cisco Systems, Inc., hereby represents that Article III, Section 2 of the Company's Bylaws was amended by the Board of Directors of the Company on July 31, 1996. By such amendment, the first and second sentences of Article III, Section 2 are to be deleted in their entirety and replaced with the following sentence:

                  "The number of authorized directors shall be not less than seven (7) nor more than thirteen (13), the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders."



                                          /s/ Larry R. Carter
                                          -------------------------------------
                                          Larry R. Carter
                                          Secretary and Chief Financial Officer

                                  DETACH HERE

                              CISCO SYSTEMS, INC.
               ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 15, 1996

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF CISCO SYSTEMS, INC.
R
        The undersigned revokes all previous proxies, acknowledges receipt of
O the notice of shareholders meeting to be held November 15, 1996 and the proxy statement, and appoints John T. Chambers and Larry R. Carter or either
X of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned
Y is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters located at 255 W. Tasman Drive, San Jose, California 95134-1706, on Friday, November 15, 1996 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

                                                                / SEE REVERSE /
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   /     SIDE    /

                                  DETACH HERE

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any of nominees for whom you withhold authority to vote)

Nominees: John T. Chambers, James F. Gibbons, Edward R. Kozel, Richard M. Moley, John P. Morgridge, Robert L. Puette, Masayoshi Son, Donald T. Valentine, Steven M. West.

                          FOR           WITHHELD
                         /   /           /    /

/   /________________________________________           MARK HERE
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE                 FOR ADDRESS   /   /
                                                       CHANGE AND
                                                       NOTE BELOW



2. Proposal to approve the implementation of      FOR     AGAINST   ABSTAIN
   the 1996 Stock Incentive Plan.                /   /     /   /     /   /

3. Proposal to amend Section 2 of Article III     FOR     AGAINST   ABSTAIN
   of the Company's Amended and Restated         /   /     /   /     /   /
   Bylaws to increase the minimum number of directors to seven (7) and the maximum number of directors to thirteen (13), with the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or Shareholders.

4. Proposal to ratify the selection of Coopers    FOR     AGAINST   ABSTAIN
   & Lybrand L.L.P. as the Company's             /   /     /   /     /   /
   independent accountants for the fiscal
   year ending July 16, 1997.

5. Proposal to transact such other Business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.


Signature:                                      Date:
          -------------------------------------      ---------------------------


Signature:                                      Date:
          -------------------------------------      ---------------------------